

PLUMAS BANCORP

INVESTOR PRESENTATION

UPDATED THROUGH DECEMBER 31, 2021

Forward Looking Statements Disclaimer



Forward-looking statements are based on management's knowledge and belief as of today and include information concerning Plumas Bancorp's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see Plumas Bancorp's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. Plumas Bancorp undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

Index





Plumas Bank Administration Building, Quincy

Overview

NASDAQ Symbol: PLBC

Total Assets: $1.6 billion

Headquartered: Quincy, CA

Bank Branches: 14

Year Established: 1980



Modoc National Forest
Lassen National Forest
Redding
Chico
Yuba City
Roseville
Sacramento
Folsom
Reno
Red Bluff
Anderson

PLUMAS BANCORP

PLUMAS BANCORP

Plumas Bank Leadership



Quincy

Andrew Ryback



President & CEO
Years at Plumas Bank – 20

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 15

BJ North



EVP Chief Banking Officer
Years at Plumas Bank - 13

Aaron Boigon



EVP Chief Information Officer
Years at Plumas Bank - 8

Jeff Moore



EVP Chief Credit Officer
Years at Plumas Bank - 4

PLUMAS BANCORP

Business Model

- Branch network of 14 full-service branches and 3 lending offices.
- Predominant focus on personal service with a wide range of deposit products for the retail and commercial markets.
- Reduced costs by leveraging mobile and online banking services.
- Lending services include:
  - Business - term real estate, commercial, industrial term
  - Agricultural
  - Government-guaranteed
  - Retail - consumer, auto, home equity



Business Lending



Agricultural Lending



Government-Guaranteed



Retail Lending

Focus on small to middle market businesses.



Patterson Lake

The Big Picture



Calpine Meadow

- Increase of 45% in 2021
- Net Interest Income increased by $8.5 million
- Bank Net Interest Margin of 3.63% vs. bank peers at 3.34% in 2021*



Net Income
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Thousands
$8,189
$13,992
$15,512
$14,475
$21,009
2017
2018
2019
2020
2021

PLUMAS BANCORP

* Average for CA Banks $1B-$3B



Burney Falls

- Non-Interest Income streams comprised primarily of:
  - Service charges on deposit accounts
  - Interchange revenue
  - Gains on sale of SBA loans
  - Loan servicing fees



Non-Interest Income
Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2017
2018
2019
2020
2021
$1,056
$731
$2,039
$1,987
$2,467
$1,428
$800
$1,903
$2,174
$2,576
$1,439
$760
$867
$2,374
$2,695
$1,387
$841
$1,344
$2,568
$2,323
$1,228
$852
$1,008
$3,279
$2,349
Srvc Chrgs on Dpst Accnts
Interchange Revenue
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income

PLUMAS BANCORP



Spanish Creek

- ROE of 17.44% exceeds peer average of 11.9% in 2021
- Strong earnings
- Efficient use of capital

PLUMAS BANCORP

Return on Bank's Equity


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2017
2018
2019
2020
2021
13.7%
20.8%
18.7%
14.7%
17.4%
6.0%
10.8%
11.1%
8.9%
11.9%
Plumas Bank
CA Banks $1B-$3B, beginning in 2020*

* Prior to 2020, Plumas compared against CA Banks $500M-$1B



Lake Almanor

- CAGR of 12% on stock price over the past five years
- Attributable to:
  - Earnings growth
  - Asset quality improvement
  - Expense management
  - Capital management
  - Expansion opportunities
  - Re-establishment of growing dividend
- PE Ratio lags peers

PLUMAS BANCORP



Stock Price to Earnings per Share
20
18
16
14
12
10
8
6
4
2
0
18.3
16.4
11.9
12.73
11.47
12.9
9
9
8.39
8.85
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
Plumas Bancorp
CA Banks $1B-$5B



Mount Shasta

Deposits and Loans

PLUMAS BANCORP

Deposit Trends and Current Composition

- Record level of deposits
- All core, no brokered deposits



Millions
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$663
$727
$747
$974
$1,439
Dec. 31, 2017
Dec. 31, 2018
Dec. 31, 2019
Dec. 31, 2020
Dec. 31, 2021

- Average interest-bearing deposit rate is 0.13%



Time 5%
Money Market 18%
Non-Interest Bearing 51%
Savings 26%

Balances as of Dec. 31, 2021

Loan Trends and Current Composition

- Record level of loan balances
- Portfolio average yield was 5.41% in 2021



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$486
$565
$618
$709
$839
2017
2018
2019
2020
2021

- 76% of portfolio balance is variable rate, of which 55% are at a floor rate



RE/Residential 2%
Home Equity Lines 4%
PPP 4%
RE/Construction 6%
Commercial 8%
CRE/Multi Family 9%
Indirect Auto 11%
Agricultural 15%
CRE/Owner 18%
CRE/Investor 22%

Balances as of Dec. 31, 2021

Diversification of Commercial Real Estate Loans by Property Type

PLUMAS BANCORP



90,000,000
80,000,000
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
Multi-Family
Retail
Office
Mixed Commercial
Residential
Hospitality
Mini Storage
Gas Stations
Industrial
Other Special Purpose
Restaurants
Mixed Commercial & Residential
Medical Facilities
Unknown
Assisted Living Facility
Other General Purpose
Commercial Land Development
Gaming
Auto Repair Facility
Residential Land Development
Undeveloped Commercial Land
CRE
SBA 504
SBA 7a

Includes CRE/Investor, CRE/Owner and CRE/Multifamily

Balances as of Dec. 31, 2021

PLUMAS BANCORP

Payroll Protection Program Loans

- Fees, net of origination costs, earned in 2021 - $6.1 million
- Balance of unearned fees - $1.3 million
- Balance of 253 PPP loans at 12/31/21 - $34.6 million
- Balance with a two-year maturity - $1.7 million
- Balance with a five-year maturity - $32.9 million

Balances as of Dec. 31, 2021

Indirect Automobile Loans

- Total automobile loans - $89.0 million
- Average balance - $22.5 thousand
- Average term at origination - 6.4 years
- Average FICO at origination - 731
- Delinquent loans as a percent of total by dollars – 2.17%



BALANCE BY LOAN TYPE
Used Vehicle
New Vehicle
51%
49%

Balances as of Dec. 31, 2021



Modoc County

Financial Recap

2021 Financial Highlights



Reno, NV

Dollars in thousands (Except per share)	12/31/2021	12/31/2020	Change	% Change
Assets	$ 1,614,074	$ 1,111,576	$ 502,498	45.21%
Deposits	$ 1,438,999	$ 973,974	$ 465,025	47.75%
Loans	$ 838,587	$ 709,246	$ 129,341	18.24%
Loans held for sale	$ 31,277	$ 693	$ 30, 584	4,413%
Net Income	$ 21,009	$ 14,475	$ 6,534	45.14%
Income Before Tax	$ 28,487	$ 19,952	$ 8,535	42.78%
Net Interest Income	$ 46,934	$ 38,396	$ 8,538	22.24%
Net Interest Margin	3.63%	4.02%	(0.39%)	(9.70%)
ROAA	1.52%	1.43%	0.09%	6.29%
ROAE	17.8%	15.5%	2.30%	14.84%
Book Value per Share	$ 23.05	$ 19.33	$ 3.72	19.24%
Diluted EPS	$ 3.76	$ 2.77	$ 0.99	35.74%

PLUMAS BANCORP

2021 Financial Highlights – Five Year



Sand Harbor, Lake Tahoe

Dollars in thousands (Except per share)+	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17	%
Assets	$ 1,614,074	$1,111,576	$ 865,191	$ 824,398	$ 745,427	117%
Deposits	$ 1,438,999	$ 973,974	$ 747,324	$ 726,565	$ 662,657	117%
Loans	$ 838,587	$ 709,246	$ 617,561	$ 564,898	$ 486,020	72%
Loans held for sale	$ 31,277	$ 693	$ 2,123	$ 1,301	$ 614	4,994%
Nonperforming assets/total assets	0.33%	0.27%	0.33%	0.28%	0.59%	(44%)
Net Income	$ 21,009	$ 14,475	$ 15,512	$ 13,992	$ 8,189	157%
Net Interest Margin	3.63%	4.02%	4.75%	4.70%	4.35%	(17%)
Efficiency ratio	46.8%	50.6%	49.9%	52.0%	55.5%	(16%)
ROAA	1.52%	1.43%	1.82%	1.83%	1.18%	29%
ROAE	17.8%	15.5%	20.2%	23.3%	15.4%	16%
Book Value per Share	$ 23.05	$ 19.33	$ 16.36	$ 13.03	$ 11.00	110%
Diluted EPS	$ 3.76	$ 2.77	$ 2.97	$ 2.68	$ 1.58	138%



Rainbow Bridge, Donner Summit

Recent Expansion Strategy


Apr '16
Opened LPO
Klamath Falls, OR
Jul '15
Purchased Rabo Bank's
Redding Branch
May '14
Opened LPO
Chico
Dec '15
Opened
Reno Branch
Oct '18
Purchased
Mutual of
Omaha Bank's
Carson City
Branch
July '21
Acquired Bank
of Feather
River
Branch
Loan Production Office
Redding
Chico
Reno
Carson City
Yuba City
Sacramento

PLUMAS BANCORP


BANK OF FEATHER RIVER

Bank of Feather River Acquisition

Effective July 1st, 2021

- **Purchase price** - $4.7 million in cash and 598,020 shares valued at $18.7 million for a total price of $23.4 million.
- **Total assets acquired** - $205 million
- **Total loans acquired** - $160 million
- **Total deposits assumed** - $177 million
- **Goodwill** - $5.5 million
- **Core deposit intangibles** - $1.0 million

PLUMAS BANCORP



Lake Tahoe

Challenges

- Replacing PPP loans as balances are forgiven.
- Margin compression
- Leadership succession
- Cybersecurity

PLUMAS BANCORP

Strengths

- Stable Leadership team
- Strong core deposits
- Diversified loan portfolio
- Non-Interest Income streams
- Capital management
- Positioned for opportunity in disrupted environment



Recent Plumas Bancorp & Plumas Bank Performance Based Awards

PLUMAS BANCORP

❖ Bankers Cup – Recognizing the top 10% of Community Banks
3rd Best Performing Community Bank in the Nation 2020
2nd Best Performing Community Bank in the Nation 2018-2019
5th Best Performing Community Bank in the Nation 2017
(publicly traded with assets between $500 million and $10 billion)
By Raymond James & Associates

❖ Sm-All Stars List of Top 30 Banks & Thrifts 2018-2020
(publicly traded on a major exchange with market cap below $2.5 billion)
By Sandler O'Neill + Partners

❖ Top 100 Community Banks 2019
Top 2% of all Community Banks 2018
(with assets under $3 billion)
By S&P Global Market Intelligence

❖ CB Top 10 – Recognizing the top 10% of Community Banks 2015-2021
(community banks with assets between $1 billion and $5 billion)
By CB Resources, Inc.

❖ 'Super Premier' Performing Bank 2015-2020
By The Findley Reports

❖ Bison Select Financial Institution 2019-2020
(publicly traded banks without formal sell-side coverage)
By D.A. Davidson